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                                                                   EXHIBIT 10.77

                Call Option Agreement-Participation Letter of Shanghai On-Target

                   ACKNOWLEDGEMENT LETTER FOR PARTICIPATION OF
                              CALL OPTION AGREEMENT

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD., (registered address: Room 1003 F, No.1027, Changning Road, Changning District, Shanghai) and JIMMY WEI YU (Identity Card Number: 310106731015081) (hereinafter the "PARTICIPATING SHAREHOLDER"), and SHANGHAI ON-TARGET ADVERTISEMENT CO., LTD. (registered address: Room 1003H, No. 1027 Changning Road, Changning District, Shanghai) (hereinafter the "NEW TARGET COMPANY"), as independent party, hereby agree to participate in the Shareholders' Voting Rights Call Option Agreement among Focus Media Technology (Shanghai) Co., Ltd. (hereinafter "FOCUS MEDIA TECHNOLOGY"), Shanghai Focus Media Advertisement Co., Ltd. and other relevant parties (hereinafter the "CALL OPTION AGREEMENT") dated March 28 2005. Participating Shareholder hereby grant Focus Media Technology with an irrevocable equity Call Option (hereinafter "CALL OPTION") in respect to 60% and 40% of the equity share of New Target Company (hereinafter "NEWLY INCREASED EQUITY SHARE") respectively held by Participating Shareholder. Once this Acknowledgement Letter is executed by Participating Shareholder and New Target Company, New Target Company and the Newly Increased Equity Share shall be deemed to be the "Target Company" and "Option Equity" defined under the Call Option Agreement, and Participating Shareholder and New Target Company shall be deemed to have made the same undertakings and warranties related to New Target Company and Option Equity with those of the Shareholders and Target Companies under the Call Option Agreement have made related to "Target Company" and "Option Equity" (to the extent that is related and applicable to Participating Shareholder and Participated Target Company), and acknowledged and agreed to respectively perform the same obligations in the Call Option Agreement (to the extent that is related and applicable to Participating Shareholder and Participated Target Company).

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                Call Option Agreement-Participation Letter of Shanghai On-Target

                                [EXECUTION PAGE]

SHANGHAI FOCUS MEDIA ADVERISEMENT CO., LTD.
(Company chop)

Signature by:    /s/ Jason Nanchun Jiang
              -----------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

JIMMY WEI YU

Signature by:    /s/ Jason Nanchun Jiang
              -----------------------------
Date: May 22, 2006

SHANGHAI ON-TARGET ADVERTISEMENT CO., LTD.
(Company chop)

Signature by:    /s/ Jason Nanchun Jiang
              -----------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.
(Company chop)

Signature by:    /s/ Jason Nanchun Jiang
              -----------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006